Exhibit 10.1

                                    AMENDMENT


     This Amendment (this "Amendment"), dated as of June 18, 2007, is entered into by GLOBAL PAYMENT TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of each of (i) that certain Secured Convertible Minimum Borrowing Note, dated March 15, 2004, issued by the Company to Laurus (as amended, restated, modified and/or supplemented from time to time, the "Minimum Borrowing Note"), (ii) that certain Secured Revolving Note, dated March 15, 2004, issued by the Company to Laurus (as amended, restated, modified and/or supplemented from time to time, the "Revolving Note") and (iii) that certain Common Stock Purchase Warrant, dated March 15, 2004, issued by the Company to Laurus (as amended, restated, modified and/or supplemented from time to time, the "Warrant"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Minimum Borrowing Note, the Revolving Note and/or the Warrant, as applicable.

     WHEREAS, the Company and Laurus have agreed to make certain changes to the Minimum Borrowing Note, the Revolving Note and the Warrant as set forth herein.

     NOW,  THEREFORE,  in  consideration  of the  above,  and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     1. The definition of "Maturity Date" set forth in each of the Minimum Borrowing Note and the Revolving Note is hereby amended to mean "November 15, 2007".

     2. Effective on the Waiver Effective Date (as defined below), Section
3.2 of the Minimum Borrowing Note is hereby deleted in its entirety and the following new Section 3.2 is hereby inserted in lieu thereof:

                  "3.2. Conversion Limitation. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this Note or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term "Affiliate" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause
         (1) of such sentence. For any reason at any time, upon written or oral request of the Holder, the Borrower shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Borrower and (y) shall automatically become null and void following notice to the Borrower upon the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement), except that at no time shall the Borrower be obligated to issue any shares of Common Stock pursuant to the terms of this Warrant, the Security Agreement, or any Ancillary Agreement (as defined in the Security Agreement) if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Borrower may issue pursuant to the terms of this Warrant, the Security Agreement or any Ancillary Agreement without violating the rules or regulations of the Principal Market (the "Exchange Cap"), except that such limitation shall not apply in the event that the Borrower obtains the approval of its stockholders as required by the applicable rules or regulations of the Principal Market for issuances of Common Stock in excess of such amount."

     3. Effective on the Waiver Effective Date (as defined below), Section 10 of the Warrant is hereby deleted in its entirety and the following new Section 10 is hereby inserted in lieu thereof:

                  "10. Maximum Exercise. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term "Affiliate" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause
         (1) of such sentence. For any reason at any time, upon written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Company and (y) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement), except that at no time shall the Company be obligated to issue any shares of Common Stock pursuant to the terms of this Warrant, the Security Agreement, any Ancillary Agreement (as defined in the Security Agreement) if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue pursuant to the terms of this Warrant, the Security Agreement or any Ancillary Agreement without violating the rules or regulations of the principal market on which the Company's Common Stock is traded, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules or regulations of the Principal Market for issuances of Common Stock in excess of such amount."

     4. This Amendment shall be effective as of the date hereof following (i) the execution and delivery of this Amendment by each of the Company and Laurus,
(ii) the issuance to Laurus of 275,000 shares of fully paid and nonassessable restricted shares of the common stock of the Company (the "Issued Common
Stock"), and the receipt by Laurus of the original stock certificate or certificates evidencing such Issued Common Stock and (iii) the issuance to Laurus of a Common Stock Purchase Warrant exercisable into 75,000 shares of Common Stock of the Company at $0.01 per share, which warrant shall be in the form of Exhibit A hereto (the "Issued Warrant"), and the receipt by Laurus of such Issued Warrant.

     5. Laurus understands that the Issued Common Stock and the Issued Warrant are being offered and sold pursuant to an exemption from registration contained in the Securities Act of 1933, as amended (the "Securities Act") based in part upon Laurus' representations contained in this Amendment, including, without limitation, that Laurus is an "accredited investor" within the meaning of Regulation D under the Securities Act. Laurus confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Issued Common Stock and the Issued Warrant to be purchased by it under this Amendment and the shares to be acquired by it upon the exercise of the Issued Warrant. Laurus further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's business, management and financial affairs and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Laurus or to which Laurus had access. Laurus has substantial experience in evaluating and investing in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Laurus acknowledges that it must bear the economic risk of this investment until the Issued Common Stock, the Issued Warrant and the shares issuable upon exercise of the Issued Warrant (collectively, the "Securities") are sold pursuant to an effective registration statement under the Securities Act or an exemption from registration is available with respect to such sale. Laurus acknowledges that it is acquiring the Issued Common Stock and the Issued Warrant for its own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

     6. The Issued Common Stock shall bear a legend which shall be in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO GLOBAL PAYMENT TECHNOLOGIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED".

     7. The Company and Laurus agree that, upon execution of this Amendment by the Company and Laurus (the "Waiver Effective Date"), the Company will be deemed to have received notice from Laurus of Laurus' waiver of the 4.99% conversion limitation set forth in Section 3.2 of the Minimum Borrowing Note and Section 10 of the Warrant, which waiver shall become effective on the 76th day following the Waiver Effective Date.

     8. The parties hereto agree that the fair market value of the Issued Common Stock and the Issued Warrant (as reasonably determined by the parties to this Amendment) received in consideration of the amendments to the Minimum Borrowing Note and Revolving Note is hereby designated as interest and, accordingly, shall be treated as a reduction of the remaining stated principal amount (which reduced principal amount shall be treated as the issue price) of the Minimum Borrowing Note and the Revolving Note solely for U.S. federal income tax purposes under and pursuant to Treasury Regulation Sections 1.1001-3(e)(2)(iii), 1.1273-2(g)(2)(ii) and 1.1274-2(b)(1). The parties further agree to file all applicable tax returns in accordance with such characterization and shall not take a position on any tax return or in any judicial or administrative proceeding that is inconsistent with such characterization. Notwithstanding the foregoing, nothing contained in this paragraph shall or shall be deemed to modify or impair in any manner whatsoever the outstanding principal amount of the Minimum Borrowing Note, the outstanding principal amount of the Revolving Note and/or any other Obligations from time to time owing to Laurus under the Security Agreement referred to in the Minimum Borrowing Note and the Revolving Note and/or any other Ancillary Agreement referred to in the Security Agreement.

     9. Except as specifically set forth in this Amendment, there are no other amendments to the Minimum Borrowing Note, the Warrant and/or the Revolving Note, and all of the other forms, terms and provisions of the Minimum Borrowing Note, the Warrant and the Revolving Note remain in full force and effect.

     10. The Company hereby represents and warrants to Laurus that as of the date hereof, both before and after giving effect to this Amendment, (i) no Event of Default (as defined in the Security Agreement referred to in each of the Minimum Borrowing Note and the Revolving Note) exists and is continuing and (ii) all representations, warranties and covenants made by Company and its subsidiaries in connection with the Security Agreement referred to in the Minimum Borrowing Note, the Revolving Note and/or any Ancillary Agreement referred to in such Security Agreement are true, correct and complete and all of Company's and its subsidiaries' covenant requirements have been met. The Company hereby agrees to, no later than four business days after the date hereof, file a Form 8-K with the Securities and Exchange Commission disclosing the transactions set forth in this Amendment.

     11. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


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

     IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to be effective and signed in its name effective as of the date set forth above.



                                               GLOBAL PAYMENT TECHNOLOGIES, INC.

                                            By:_________________________________
                                               Name:
                                               Title:


                                               LAURUS MASTER FUND, LTD.

                                            By:_________________________________
                                               Name:
                                               Title: